                                                                    Exhibit 24.1

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 7th day of March 2000.

/s/ Manuel J. Glynias
------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director


------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director


------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director


------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 24th day of February 2000.

                                                   /s/ Anthony B. Evnin
------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director


------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director


------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director


------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 26th day of February 2000.


------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director

/s/ Vincent P. Kazmer
------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director


------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director


------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 23rd day of February 2000.


------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director

                                                   /s/ John Pappajohn
------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director


------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director


------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 29th day of February 2000.


------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director


------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director

/s/ Raymond J. Merk
------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director


------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 24th day of February 2000.


------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director


------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director

                                                   /s/ Nicole Vitullo
------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director


------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 24th day of February 2000.


------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director


------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director


------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director

/s/ Walter Gilbert
------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director

                   DIRECTOR AND/OR OFFICER OF NETGENICS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NetGenics, Inc., a Delaware corporation, hereby constitutes and appoints Manuel J. Glynias and Vincent P. Kazmer and both of them, as his or her true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.001 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 29th day of February 2000.


------------------------------------               -------------------------------------------
Manuel J. Glynias                                  Anthony B. Evnin
Chief Executive Officer and Director               Director


------------------------------------               -------------------------------------------
Vincent P. Kazmer                                  John Pappajohn
Chief Financial Officer                            Director


------------------------------------               -------------------------------------------
Raymond J. Merk                                    Nicole Vitullo
Controller                                         Director

                                                   /s/ Alan G. Walton
------------------------------------               -------------------------------------------
Walter Gilbert                                     Alan G. Walton
Director                                           Director